Filed under Rules 497(e) and 497(k)

Registration Nos. 333-08653

033-52742

Seasons Series Trust

SunAmerica Series Trust

(each, a “Trust,” and each series thereof, a “Portfolio”)

Supplement dated September 1, 2026, to each Portfolio’s current Summary Prospectus,

Prospectus and Statement of Additional Information, as amended or supplemented to date

On August 28, 2026, by unanimous written consent, the Board of Trustees (the “Board,” whose members are referred to as the “Trustees”) of each Trust considered and approved proposals, as described below, and also approved submitting such proposals to shareholders of each Portfolio at a joint special meeting (the “Special Meeting”) to be held on or about November 24, 2026. Specifically, at the Special Meeting, shareholders will be asked:

1.	To elect ten (10) Trustees to the Board of each Trust effective January 1, 2027; and

2.

To approve a change in sub-classification from diversified to non-diversified of each of the SA AB Growth Portfolio, SA Franklin Systematic U.S. Large Cap Core Portfolio, SA JPMorgan Emerging Markets Portfolio, SA JPMorgan Large Cap Core Portfolio, and SA Wellington Capital Appreciation Portfolio, each a series of SAST.

More detailed information about each proposal to be voted on at the Special Meeting will be provided in a forthcoming proxy statement. When you receive the proxy statement, please review it carefully and cast your vote or provide voting instructions to avoid the additional expense to the Portfolios of any future solicitation. This Supplement is not a proxy and is not soliciting any proxy, which can only be done by means of a proxy statement. The Special Meeting is limited to shareholders of each Portfolio. Shareholders of a Portfolio as of September 4, 2026, are entitled to vote at the Special Meeting.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

ST3179IN5.1 (8/26)